                               HOLDINGS GUARANTEE


     HOLDINGS GUARANTEE, dated as of December 1, 1994, made by PRIME HOLDING, INC., a Delaware corporation (the "GUARANTOR") in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as collateral agent (in such capacity, the "COLLATERAL AGENT") for (i) the banks and other financial institutions (the "LENDERS")that are parties to the Credit Agreement (as hereafter defined) and (ii) from and after the date the Hedge Lender has entered into a Hedge Lender Agency Agreement (as defined below) with the Collateral Agent, the Hedge Lender

                               W I T N E S S E T H :

     WHEREAS, Prime Acquisition Corp., a Delaware corporation (the "COMPANY"), is party to a Credit Agreement, dated as of the date hereof, with Chemical Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Collateral Agent and the Lenders (as the same may be amended, supplemented or otherwise modified from time to time the "CREDIT AGREEMENT");

     WHEREAS, the Company and the Hedge Lender are now or may become parties to one or more Interest Rate Agreement;

     WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain Extensions of Credit (as hereinafter defined) to the Company;

     WHEREAS, the Guarantor owns directly all of the issued and outstanding common and preferred stock of the Company;

     WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the Extensions of Credit;

     WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the Extensions of Credit to the Company on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guarantee; and

     WHEREAS, it is a condition to the obligation of the Hedge Lender to enter into any Interest Rate Agreement that the Guarantor execute and deliver this Guarantee;

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective Extensions of Credit to the Company under the Credit Agreement and to induce the Hedge Lender to enter into the Interest Rate Agreement, the Guarantor hereby agrees with and for the benefit of the Collateral Agent, the Lenders and the Hedge Lender as follows:

     1. DEFINED TERMS. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following terms shall have the following meanings:

          "CREDIT OBLIGATIONS" shall mean the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Company to the Administrative Agent, the Collateral Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents, the Interest Rate Agreement with respect to any obligations arising under or in connection with any of the Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Collateral Agent, the Issuing Lender or the Lenders that are required to be paid by the Company pursuant to the terms of the Credit Agreement) or otherwise.

          "CREDIT TERMINATION DATE" means the date on which the Credit Obligations have been paid in full, the Commitments have been terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Collateral Agent, the Administrative Agent and the Managing Agents.

          "EVENT OF DEFAULT" means (a) prior to the Credit Termination Date, an Event of Default as defined in the Credit Agreement and (b) on and after the Credit Termination Date, any event or circumstance which would (including any event or circumstance which with the giving of notice, the lapse of time or both, would) permit the Hedge Lender to terminate the Interest Rate Agreements to which it is a party.

          "EXTENSIONS OF CREDIT" shall mean (i) all loans or advances made to the Company under any Credit Document, (ii) all Letters of Credit issued for the account of the Company under any Credit Document, (iii) all other extensions of credit to or for the benefit of the Company under any Credit Document and (iv) to the extent not otherwise included in the foregoing, all Credit Obligations.

          "HEDGE LENDER AGENCY AGREEMENT" shall mean an Agency Agreement substantially in the form of Exhibit C to the Company Security Agreement.

          "HEDGE LENDER AGREEMENT OBLIGATIONS" shall mean all amounts now or hereafter owing by the Company to the Hedge Lender under the Interest Rate Protection Agreements or hereunder.

          "INTEREST RATE PROTECTION TERMINATION DATE" means the later of
     (a) the date on which all of the Interest Rate Agreements with the Hedge Lender shall have been terminated and (b) the date on which all amounts payable by the Company to the Hedge Lender under all of the Interest Rate Agreements with the Hedge Lender shall have been paid in full.

          "OBLIGATIONS" shall mean (i) the Credit Obligations and (ii) the Hedge Lender Agreement Obligations.

     2. GUARANTEE. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Collateral Agent, the Lenders and the Hedge Lender and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against the Guarantor under this Guarantee.

     (b) No payment or payments made by any of the Company, the Guarantor, any other guarantor or any other Person or received or collected by the Collateral Agent, any Lender or the Hedge Lender from the Company, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Collateral Agent, the Administrative Agent and the Managing Agents.

     (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent, any Lender or the Hedge Lender on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose.


     3. RIGHT OF SET-OFF. Upon the occurrence of any Event of Default under any Credit Document, the Guarantor hereby irrevocably authorizes (i) each Lender, prior to the Credit Termination Date, or (ii) the Hedge Lender, thereafter, at any time and from time to time without notice to the Guarantor, any such notice being expressly waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or the Hedge Lender, as the case may be, to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender or the Hedge Lender, as the case may be, may elect, against and on account of the obligations and liabilities of the Guarantor to such Lender or the Hedge Lender, as the case may be, hereunder or under the Credit Agreement, the Notes, the other Credit Documents, or the Interest Date Agreements as such Lender or the Hedge Lender, as the case may be, may elect, whether or not (i) the Collateral Agent or any Lender prior to the Credit Termination Date or (ii) the Hedge Lender, thereafter, has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender and the Hedge Lender agrees to notify the Guarantor promptly of any such set-off and the application made by such Lender or the Hedge Lender, as the case may be, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and the Hedge Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender or the Hedge Lender may have.

     4. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Lender or the Hedge Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Collateral Agent, any Lender or the Hedge Lender against the Company or any collateral security or guarantee or right of offset held by any Lender or the Hedge Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent, the Collateral Agent, the Managing Agents, the Lenders and the Hedge Lender by the Company on account of the Obligations are paid in full and the Commitments are terminated.

     5. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, the Interest Rate Agreements and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender and/or the Hedge Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, any Lender or the Hedge Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent, any

Lender nor the Hedge Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Collateral Agent, any Lender or the Hedge Lender may, but shall be under no obligation to, make a similar demand on any other guarantor, and any failure by the Collateral Agent, any Lender or the Hedge Lender to make any such demand or to collect any payments from any such other guarantor or any release of any such other guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent, any Lender or the Hedge Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or the Guarantor and the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, the Interest Rate Agreements, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Collateral Agent, any Lender and/or the Hedge Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent, any Lender or the Hedge Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the

Collateral Agent, any Lender or the Hedge Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the Lenders and the Hedge Lender, and their respective successors, indorsees, transferees and assigns, until the later of the Credit Termination Date and the Interest Rate Protection Termination Date notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

     7. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, any Lender or the Hedge Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or of the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     8. PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid in U.S. Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017, U.S.A. or at such other office as the Collateral Agent or, after the Credit Termination Date, the Hedge Lender may notify to the Guarantors in accordance with Section 15.

     9. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) it is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct or proposed conduct of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial or other condition or on its ability to perform its obligations under this Guarantee or the other Credit Documents to which it is a party;

          (c) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which the Guarantor is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the Credit Documents to which it is a party;

          (d) it owns all of the issued and outstanding shares of all classes of Capital Stock of the Company and has no Subsidiaries other than the Company;

          (e) no consent, license, permit, approval or authorization of, or filing with, or notice or report to, or registration, filing or declaration with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability by or against the Guarantor of this Guarantee and the other Credit Documents to which the Guarantor is a party;

          (f) this Guarantee and the other Credit Documents to which the Guarantor is a party have been duly executed and delivered on behalf of the Guarantor and each of this Guarantee and the other Credit Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

          (g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which the Guarantor is a party do not and will not violate any Requirement of Law or any material Contractual Obligation of the Guarantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation other than the Liens created by the Holdings Pledge Agreement;

          (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or the other Credit Documents to which the Guarantor is a party or any of the transactions contemplated hereby or thereby or (ii) which could have a material adverse effect on the business, operations, property or financial condition of the Guarantor and its Subsidiaries taken as a whole or on the ability of the Guarantor to perform its obligations under this Guarantee or the other Credit Documents to which it is a party; and

          (i) the Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (a) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books and (b) those which, individually or in the aggregate, are not material to the Guarantor and its Subsidiaries taken as a whole).

The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

     10. COVENANTS. The Guarantor hereby covenants and agrees with the Collateral Agent, the Lenders and the Hedge Lender that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Collateral Agent, the Administrative Agent and the Managing Agents, the Guarantor shall engage in no business other than holding the Capital Stock of the Company, and businesses incidental thereto.

     11. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


     12. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     13. NO WAIVER; CUMULATIVE REMEDIES. None of the Administrative Agent, the Collateral Agent, the Issuing Lender, any Lender or the Hedge Lender shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any Lender or the Hedge Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, any Lender or the Hedge Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent, such Lender or the Hedge Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     14. INTEGRATION; WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Collateral Agent, any Lender or the Hedge Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Collateral Agent, PROVIDED that any provision of this Guarantee may be waived by the Collateral Agent and the Lenders in a letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Collateral Agent, the Lenders and the Hedge Lender and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     15. NOTICES. All notices, requests and demands to or upon the Guarantor or the Collateral Agent, any Lender or the Hedge Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto or to the Hedge Lender at the address provided for such party in its Interest Rate Agreement.

     16. COUNTERPARTS. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     17. AUTHORITY OF COLLATERAL AGENT. The Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them and as between the Collateral Agent and the Hedge Lender, be governed by the Hedge Lender Agency Agreement, but, as between the Collateral Agent and the Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders and the Hedge Lender with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     18.  SUBMISSION TO JURISDICTION; WAIVERS.    (a) The Guarantor hereby
irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;


          (iii) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage pre-paid, to the Guarantor at its address set forth on Schedule I hereto or at such other address of which the Collateral Agent shall have been notified pursuant to paragraph 14; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

     (b) The Guarantor and the Collateral Agent, on behalf of itself, the Lenders and the Hedge Lender, hereby unconditionally waive trial by jury in any legal action or proceeding referred to in paragraph (a) above.

     19. RIGHTS OF THE HEDGE LENDER. (a) The Collateral Agent shall have no obligation whatsoever to the Hedge Lender, whether as agent, trustee or otherwise, except as expressly provided herein, in any other Credit Document or in the Hedge Lender Agency Agreement, and the Collateral Agent may waive, amend, supplement or otherwise modify any provision of this Guarantee or release any Obligation hereunder in accordance with the terms hereof, all without consulting with or obtaining the consent of the Hedge Lender. The Hedge Lender shall have no right to enforce any provisions of the Guarantee before the Credit Termination Date.

     (b) The Collateral Agent shall cease to be a party hereto and all rights and obligations hereunder shall be automatically assigned and transferred to the Hedge Lender (without any action on the part of the Collateral Agent) from and after the Credit Termination Date. After the Credit Termination Date, all rights and obligations so assigned by the Collateral Agent to the Hedge Lender shall no longer be subject to (i) any requirement that the consent of the Managing Agents, the Administrative Agent, the Required Lenders and/or the Lenders be obtained or (ii) any requirement that any decision be the joint determination of the Managing Agents, the Administrative Agent and/or the Collateral Agent.

     (c) The Hedge Lender shall cease to be a party hereto from and after the Interest Rate Protection Termination Date.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                              PRIME HOLDING, INC.


                              By:  /s/ Christopher J. O'Brien
                                 ------------------------------------
                                   Name:     Christopher J. O'Brien
                                   Title:    Vice President,
                                             Secretary and Treasurer



                              THE CIT GROUP/BUSINESS CREDIT, INC., as
                              Collateral Agent



                              By:  /s/ David Kaplowitz
                                 ------------------------------------
                                   Name:     David Kaplowitz
                                   Title     Vice President

                                             SCHEDULE I
                                             Holdings Guarantee
                                             ------------------


                              Address of Guarantor
                              --------------------


               Prime Holding, Inc.
               c/o INVESTCORP International, Inc.
               280 Park Avenue
               Floor 37 West
               New York, New York 10017
               Attention:  Chris O'Brien
               Telex:  4976829 INCORP
               Telecopy:  (212) 983-7073

               With a copy to:

               Prime Acquisition Corp.
               16225 Park Ten Place
               Suite 200
               Houston, Texas 77084
               Attention:
               Telecopy:

               With a copy to:


               Gibson, Dunn & Crutcher LLP
               200 Park Avenue
               New York, New York 10166
               Attention:  Charles K. Marquis, Esq.
               Telex:  177920 GIBTRASK NYK
               Telecopy:  (212) 949-7606